Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events
Subsequent Events

34.  Subsequent Events

On February 25, 2025, the Company entered into agreements with Baidu, Inc. and closed the sale of its video-based entertainment live streaming business in mainland China (known as YY Live) to Baidu, Inc. for an aggregate purchase price of approximately US$2.1 billion in cash. The Company previously received approximately US$1.86 billion in February 2021. On February 25, 2025, the Company received additional cash consideration of approximately US$240 million. The Company expects it will record an estimated net after-tax gain of approximately US$1.9 billion.